Exhibit 99.1

                                      Media Contact: Alisha Goff
                                                     503/627-7075
                                                     alisha.goff@tektronix.com

                                    Analyst Contact: Paul Oldham
                                                     503/627-4027
                                                     paul.r.oldham@tektronix.com

                        TEKTRONIX REPORTS RESULTS FOR THE
                          SECOND QUARTER OF FISCAL 2005

                        ACHIEVES SALES GROWTH OF OVER 20%

BEAVERTON, Ore., Dec. 16, 2004 - Tektronix, Inc. (NYSE: TEK) today reported net sales of $266.8 million and a net loss from continuing operations of $2.6 million or $0.03 per share for the second quarter ended November 27, 2004. This compares with net sales of $217.9 million and net earnings from continuing operations of $36.5 million or $0.42 per share for the same period last year. Excluding acquisition-related costs, business realignment and one-time items, net earnings from continuing operations were $34.4 million or $0.39 per share for the second quarter ended November 27, 2004, as compared with $19.3 million or $0.22 per share for the same period last year. Included in acquisition-related costs for the second quarter ended November 27, 2004 are non-cash expenses related to the acquisition of Inet Technologies, Inc, including the write-off of in-process research and development, amortization of acquisition related items and other acquisition related expenses. Included in acquisition-related credits for the same period last year is a non-cash gain resulting from the settlement of the historical defined benefit pension plan at our subsidiary in Japan.

"We are pleased with our performance this quarter. We saw solid order growth across most of our product lines and sales growth of over 20%. We were especially pleased with the performance of our general purpose products and the contribution from the acquisition of Inet Technologies," said Rick Wills, Tektronix Chairman and CEO. "Regionally, our order growth continued to be strongest in Asia/Pacific and Japan."

"We are now well into the integration of Inet Technologies, which we acquired on September 30 of this year," continued Wills. "The acquisition was a significant strategic step and will allow us to expand our addressable market."

"In addition, during the quarter we continued to grow our core business with the introduction of the TPS2000 digital storage oscilloscope with an industrial power application - marking our entrance into the industrial power market. And, we continued our investment in our adjacent

                                     -more-

Tektronix Second Quarter 2005 Results.../2

product categories with the introduction of the RSA3408A, a dramatic advancement in real-time spectrum analysis, just after the close of the quarter."

For the third quarter of fiscal 2005, including Inet, the company expects net sales to be $250 - $260 million and earnings per share from continuing operations of $.26 to $.30, excluding one-time items and acquisition-related costs.

"In conclusion, we have had a great first half of the year with the acquisition of Inet and the resulting integration that is well underway; a very strong product flow that we expect to pick up even more over the coming quarters; strong sales growth and solid business results," concluded Wills.

Recent highlights include the following:

..     The introduction of the RSA3408A, a new high performance Real-Time
      Spectrum Analyzer providing real-time triggering and capture capabilities, and enhanced resolution yielding a 2000-fold improvement in the analysis of power and frequency changes over time.

..     We also introduced an industry-leading product gained through the Inet acquisition, the Spectra2, that enables large scale communications networks to test and integrate VoIP.

..     The purchase of several Digital Phosphor Oscilloscopes (DPO) by LG
      Electronics, a major electronic supplier worldwide, to achieve fast and detailed testing and accurate measuring with reliable quality for the latest digital TV designs.

..     The selection by QLogic Corp, a leader in designing and developing storage area networking (SAN) infrastructure components, of Tektronix' Communications Signal Analyzer (CSA8200) system to drive development of 4 Gigabit per second (4G) Fibre Channel products and to support future development projects.

..     The selection of the TDS6000B family of digital storage oscilloscopes by the editors and readers of EE Times and eeProductCenter as the Ultimate Product in the Test & Measurement category for the second quarter of 2004.

..     The availability of the TPS2000 Series Digital Storage Oscilloscopes
      (DSOs) and a complementary industrial power application that will improve the productivity of industrial power designers and technicians by providing more of the capabilities they need within a single instrument.

..     A partnership with Vqual Ltd., a UK-based video software developer, to develop and market software solutions that enable consumer electronics manufacturers, professional video equipment manufacturers, and mobile phone manufacturers to more rapidly bring to market devices, equipment and services that implement next generation video standards.

..     The sponsorship of a team of Cornell University engineering faculty and students to build a unique and innovative autonomous off-road robotic vehicle for entry into the Defense Advanced Research Projects Agency (DARPA) Grand Challenge.

In addition, today Tektronix declared a quarterly cash dividend of $0.06 per share on the outstanding common shares of the Company, payable on January 24, 2005 to shareholders of record as of the close of market on January 7, 2005.

                                     -more-

Tektronix Second Quarter 2005 Results.../3

Tektronix will be discussing its second quarter results and future guidance on a conference call today, beginning at 1:30 p.m. Pacific Standard Time (PST).
A live Webcast of the conference call will be available at www.tektronix.com/ir. A replay of the Webcast will be available at the same Web site for one year.

Tektronix presents pro forma measures of net earnings and net earnings per share from continuing operations that exclude the effects of business realignment and one-time items. The "Reconciliation of Pro Forma Measures to GAAP" reconciles the results of operations in accordance with generally accepted accounting principles (GAAP) to the pro forma results of operations. Tektronix presents pro forma results of operations to help readers differentiate the results of ongoing operating activity from results that include business realignment costs and one-time items. Management of Tektronix uses these pro forma measures to evaluate the Company's results of operations and for forecasting purposes.

Statements and information in this press release that relate to future events or results (including the Company's statements and expectations regarding sales and earnings per share, market position and market growth opportunities, and introduction of new products) are based on the Company's current expectations. They constitute forward-looking statements subject to a number of risk factors, which could cause actual results to differ materially from those currently expected or desired. Those factors include: worldwide geopolitical and economic conditions; business conditions in the electronics, communications, computer and advanced technologies industries, changes in order rates and customer cancellations, including changes in seasonal buying habits; competitive factors, including pricing pressures, technological developments and new products offered by competitors; changes in product and sales mix, and the related effects on gross margins; the Company's ability to deliver a timely flow of competitive new products, and market acceptance of these products; the availability of parts and supplies from third-party suppliers on a timely basis and at reasonable prices; inventory risks due to changes in market demand or the Company's business strategies; resolution of indemnities relating to certain acquisitions and divestitures; changes in effective tax rates; currency fluctuations; the ability to develop effective sales channels; and risks associated with the integration of Inet Technologies including realization of expected growth opportunities. Further information on factors that could cause actual results to differ from those anticipated is included in filings made by the Company from time to time with the Securities and Exchange Commission, including but not limited to annual reports on Form 10-K and the quarterly reports on Form 10-Q.

About Tektronix

Tektronix, Inc. is a test, measurement, and monitoring company providing measurement solutions to the communications, computer, and semiconductor industries worldwide. With more than 55 years of experience, Tektronix enables its customers to design, build, deploy, and manage next-generation global communications networks and advanced technologies. Headquartered in Beaverton, Oregon, Tektronix has operations in 19 countries worldwide. Tektronix' Web address is www.tektronix.com.

                                     -more-

Tektronix Second Quarter 2005 Results.../4

                      Consolidated Statements of Operations

                                                                      Quarter Ended               Two Quarters Ended
                                                               ---------------------------   ---------------------------
                                                                 Nov. 27,       Nov. 29,       Nov. 27,       Nov. 29,
(In thousands, except per share amounts)                           2004           2003           2004           2003
------------------------------------------------------------   ------------   ------------   ------------   ------------
Net sales                                                      $    266,828   $    217,921   $    517,293   $    419,359
Cost of sales                                                       103,425         96,084        205,371        188,414
                                                               ------------   ------------   ------------   ------------
  Gross profit                                                      163,403        121,837        311,922        230,945
Research and development expenses                                    41,878         31,403         75,457         60,505
Selling, general and administrative expenses                         76,320         68,309        141,386        130,834
Business realignment costs                                              244         11,718          2,283         16,344
Acquisition related costs (credits), net                             38,021        (35,681)        38,808        (34,365)
Loss (gain) on disposition of assets                                     57             36         (1,834)             -
                                                               ------------   ------------   ------------   ------------
  Operating income                                                    6,883         46,052         55,822         57,627
Interest income                                                       3,904          5,190          9,366         11,122
Interest expense                                                       (335)          (661)          (418)        (1,783)
Other non-operating income (expense), net                            (1,067)           126         (3,291)          (459)
                                                               ------------   ------------   ------------   ------------
  Earnings before taxes                                               9,385         50,707         61,479         66,507
Income tax expense                                                   11,964         14,198         27,592         18,622
                                                               ------------   ------------   ------------   ------------
  Net earnings (loss) from continuing operations                     (2,579)        36,509         33,887         47,885
Loss from discontinued operations, net of income taxes                 (255)           (22)          (313)        (1,522)
                                                               ------------   ------------   ------------   ------------
Net earnings (loss)                                            $     (2,834)  $     36,487   $     33,574   $     46,363
                                                               ============   ============   ============   ============
Earnings (loss) per share:
    Continuing operations - basic                              $      (0.03)  $       0.43   $       0.40   $       0.57
    Continuing operations - diluted                            $      (0.03)  $       0.42   $       0.39   $       0.56

    Discontinued operations - basic and diluted                $          -   $          -   $          -   $      (0.02)

    Net earnings - basic                                       $      (0.03)  $       0.43   $       0.39   $       0.55
    Net earnings - diluted                                     $      (0.03)  $       0.42   $       0.39   $       0.54

Weighted average shares outstanding:
    Basic                                                            87,020         84,553         85,401         84,625
    Diluted                                                          88,570         86,427         86,949         86,116

                                    - more -

Tektronix Second Quarter 2005 Results.../5

                           Consolidated Balance Sheets

(In thousands)                                       November 27, 2004   May 29, 2004
--------------------------------------------------   -----------------   ------------
ASSETS
  Current assets:
    Cash and cash equivalents                        $         152,562   $    149,011
    Short-term marketable investments                          103,403         90,956
    Trade accounts receivable, net                             149,371        133,150
    Inventories                                                122,860        102,101
    Other current assets                                        67,791         69,812
                                                     -----------------   ------------
      Total current assets                                     595,987        545,030

  Property, plant and equipment, net                           117,247        105,310
  Long-term marketable investments                             300,643        463,878
  Deferred tax assets                                           63,718        105,886
  Goodwill, net                                                304,133         79,774
  Other long-term assets                                       155,198         30,825
                                                     -----------------   ------------
      Total assets                                   $       1,536,926   $  1,330,703
                                                     =================   ============
LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
    Accounts payable and accrued liabilities         $         152,377   $    134,048
    Accrued compensation                                        73,466         89,212
    Deferred revenue                                            43,737         25,247
                                                     -----------------   ------------
      Total current liabilities                                269,580        248,507

  Long-term liabilities                                        180,015        211,616

Shareholders' equity:
  Common stock                                                 520,283        257,267
  Retained earnings                                            688,363        748,381
  Accumulated other comprehensive loss                        (121,315)      (135,068)
                                                     -----------------   ------------
    Total shareholders' equity                               1,087,331        870,580
                                                     -----------------   ------------
    Total liabilities and shareholders' equity       $       1,536,926   $  1,330,703
                                                     =================   ============
  Shares outstanding                                            89,304         84,179

                                    - more -

Tektronix Second Quarter 2005 Results.../6

SELECTED ADDITIONAL FINANCIAL DATA

                                                                  Quarter Ended                          Two Quarters Ended
                                                           ---------------------------               ---------------------------
(Dollars in thousands,                            %          Nov. 27,       Nov. 29,        %          Nov. 27,       Nov. 29,
 except per share amounts)                      Growth         2004           2003        Growth        2004            2003
--------------------------------------------   --------    ------------   ------------   --------    ------------   ------------
PRODUCT ORDERS AND SALES DATA:

Orders                                                5%   $    234,900   $    224,245          1%   $    439,188   $    433,721
  U.S.                                               (9)%        85,011         93,264        (18)%       149,262        182,932
  International                                      14%        149,889        130,981         16%        289,926        250,789

  Total - excluding Rohde and Schwarz & Inet          7%        213,851        200,393          6%        418,231        394,963

Net Sales                                            22%   $    266,828   $    217,921         23%   $    517,293   $    419,359
  U.S.                                                9%        104,205         95,326         17%        209,969        179,453
  International                                      33%        162,623        122,595         28%        307,324        239,906

  Total - excluding Rohde and Schwarz & Inet         21%        244,349        201,394         23%        473,616        385,773

BOOK TO BILL RATIO CALCULATION:

Product Orders                                             $    234,900   $    224,245               $    439,188   $    433,721
Product Sales                                              $    245,600   $    201,687               $    477,100   $    387,852

Book to Bill ratio                                                 0.96           1.11                       0.92           1.12

RECONCILIATION OF PRO FORMA MEASURES TO GAAP:

Net earnings (loss) from continuing
 operations - GAAP                                         $     (2,579)  $     36,509               $     33,887   $     47,885

Effect of :
  Acquisition related costs (credits)                            38,021        (35,681)                    38,808        (34,365)
  Non-cash expense for Inet inventory
   step up adjustment to fair value                               1,555              -                      1,555              -
  Business realignment costs                                        244         11,718                      2,283         16,344
  Gain on sale of Nevada City property                                -              -                     (2,161)             -
  Tax effect of above items                                      (2,799)         6,710                     (2,999)         5,046
                                                           ------------   ------------               ------------   ------------
Net earnings from continuing operations
 - Pro Forma                                               $     34,442   $     19,256               $     71,373   $     34,910
Diluted earnings per share - Pro Forma                     $       0.39   $       0.22               $       0.82   $       0.41

INCOME STATEMENT ITEMS AS A PERCENTAGE OF
 NET SALES:

Cost of sales                                                        39%            44%                        40%            45%
Research and development expenses                                    16%            14%                        15%            14%
Selling, general and administrative expenses                         29%            31%                        27%            31%
Business realignment costs                                            0%             5%                         0%             4%
Acquisition related costs (credits), net                             14%           (16)%                        8%            (8)%
Loss (gain) on disposition of assets                                  0%             0%                         0%             0%
Operating income                                                      3%            21%                        11%            14%

CAPITAL EXPENDITURES AND DEPRECIATION:

Capital expenditures                                       $      6,998   $      5,028               $     14,504   $      9,240
Depreciation and amortization expense                      $      7,200   $      7,024               $     13,878   $     14,276

                                                          Quarter Ended    Year Ended
                                                           November 27,      May 29,
                                                               2004           2004
                                                          -------------   ------------
BALANCE SHEET:

Cash and Marketable Investments:
 Cash and cash equivalents                                $     152,562   $    149,011
 Short-term marketable investments                              103,403         90,956
 Long-term marketable investments                               300,643        463,878
                                                          -------------   ------------
   Cash and Marketable Investments                        $     556,608   $    703,845

Accounts receivable as a percentage of net sales                   13.2%          12.7%
Days sales outstanding                                             50.9           52.6
Average days sales outstanding                                     48.2           46.2

Inventory as a percentage of net sales                             10.5%          10.6%
Inventory turns                                                     3.7            4.1

                                    - more -

Tektronix Second Quarter 2005 Results.../7

Discontinued Operations:

                                                                  Quarter Ended                 Two Quarters Ended
                                                           ----------------------------    ----------------------------
                                                           November 27,    November 29,    November 27,    November 29,
(In thousands)                                                2004            2003            2004            2003
-------------------------------------------------------    ------------    ------------    ------------    ------------
Loss on sale of VideoTele.com (less applicable
 income tax benefit of $8, $0, $9 and $3)                  $        (14)   $          -    $        (15)   $         (5)

Gain (loss) on sale of optical parametric test business
 (less applicable income tax expense (benefit) of ($45),
 $47, ($85) and ($89))                                              (86)             87            (158)           (166)

Loss on sale of Gage (less applicable income
 tax benefit of $83, $59, $75 and $515)                            (155)           (109)           (140)           (957)

Loss from operations of Gage (less applicable income
 tax benefit of $0, $0, $0 and $212)                                  -               -               -            (394)
                                                           ------------    ------------    ------------    ------------
Loss from discontinued operations, net of income taxes     $       (255)   $        (22)   $       (313)   $     (1,522)
                                                           ============    ============    ============    ============

                                    - more -

Tektronix Second Quarter 2005 Results.../8

RECONCILIATION OF PRO FORMA MEASURES TO GAAP

                                                                     Quarter Ended                           Quarter Ended
                                                                   November 27, 2004                       November 29, 2003
                                                    ---------------------------------------------  ---------------------------------
                                                                   Adjustments                                Adjustments
                                                               --------------------                           -----------
(In thousands,  except per share amounts)              GAAP       Inet      Other       PRO FORMA     GAAP                 PRO FORMA
-------------------------------------------------   ---------  ---------  ---------     ---------  ---------               ---------
Net sales                                           $ 266,828          -          -     $ 266,828  $ 217,921            -  $ 217,921
Cost of sales                                         103,425     (1,555)         -(A)    101,870     96,084            -     96,084
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Gross profit                                        163,403      1,555          -       164,958    121,837            -    121,837
Research and development expenses                      41,878          -          -        41,878     31,403            -     31,403
Selling, general and administrative expenses           76,320          -          -        76,320     68,309            -     68,309
Business realignment costs                                244          -       (244)            -     11,718      (11,718)         -

Acquisition related costs (credits):
    Write-off of IPR&D                                 32,195    (32,195)         -             -          -            -          -
    Amortization of acquired intangible assets          3,926     (3,926)         -             -          -            -          -
    Amortization of stock option compensation             204       (204)         -             -          -            -          -
    Transition expenses                                 1,696       (972)      (724)            -      1,060       (1,060)         -
    Japan pension gain                                      -          -          -             -    (36,741)      36,741          -
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
      Total acquisition related costs (credits)        38,021    (37,297)      (724)            -    (35,681)      35,681          -

Loss on disposition of assets                              57          -          -            57         36            -         36
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Operating income                                      6,883     38,852        968        46,703     46,052      (23,963)    22,089
Other income, net                                       2,502          -          -         2,502      4,655            -      4,655
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Earnings before taxes                                 9,385     38,852        968        49,205     50,707      (23,963)    26,744
Income tax expense                                     11,964      2,509        290        14,763     14,198       (6,710)     7,488
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Net earnings (loss) from continuing operations    $  (2,579)    36,343        678     $  34,442  $  36,509      (17,253) $  19,256
Earnings (loss) per share - diluted                 $   (0.03)                          $    0.39  $    0.42               $    0.22
Weighted average shares outstanding - diluted          88,570                              88,570     86,427                  86,427

                                                                  Two Quarters Ended                      Two Quarters Ended
                                                                   November 27, 2004                       November 29, 2003
                                                    ---------------------------------------------  ---------------------------------
                                                                   Adjustments                                Adjustments
                                                               --------------------                           -----------
                                                       GAAP       Inet      Other       PRO FORMA     GAAP                 PRO FORMA
                                                    ---------  ---------  ---------     ---------  ---------               ---------
Net sales                                           $ 517,293          -          -     $ 517,293  $ 419,359            -  $ 419,359
Cost of sales                                         205,371     (1,555)         -(A)    203,816    188,414            -    188,414
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Gross profit                                        311,922      1,555          -       313,477    230,945            -    230,945
Research and development expenses                      75,457          -          -        75,457     60,505            -     60,505
Selling, general and administrative expenses          141,386          -          -       141,386    130,834            -    130,834
Business realignment costs                              2,283          -     (2,283)            -     16,344      (16,344)         -

Acquisition related costs (credits):
    Write-off of IPR&D                                 32,195    (32,195)         -             -          -            -          -
    Amortization of acquired intangible assets          3,926     (3,926)         -             -          -            -          -
    Stock option compensation                             204       (204)         -             -          -            -          -
    Transition expenses                                 2,483       (972)    (1,511)            -      2,376       (2,376)         -
    Japan pension gain                                      -          -          -             -    (36,741)      36,741          -
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
                                                       38,808    (37,297)    (1,511)            -    (34,365)      34,365          -

Loss (gain) on disposition of assets                   (1,834)         -      2,161(B)        327          -            -          -
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Operating income                                     55,822     38,852      1,633        96,307     57,627      (18,021)    39,606
Other income, net                                       5,657          -          -         5,657      8,880            -      8,880
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Earnings before taxes                                61,479     38,852      1,633       101,964     66,507      (18,021)    48,486
Income tax expense                                     27,592      2,509        490        30,591     18,622       (5,046)    13,576
                                                    ---------  ---------  ---------     ---------  ---------  -----------  ---------
  Net earnings from continuing operations           $  33,887     36,343      1,143     $  71,373  $  47,885      (12,975) $  34,910
Earnings per share - diluted                        $    0.39                           $    0.82  $    0.56               $    0.41
Weighted average shares outstanding - diluted          86,949                              86,949     86,116                  86,116

(A)  Non-cash expense for Inet inventory step up adjustment to fair value
(B)  Gain on sale of Nevada City property

                                       ###